UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4275 EXECUTIVE SQUARE, SUITE 300, LA JOLLA, CA		92037
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.001 par value	MNOV	The Nasdaq Stock Market LLC

(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

MediciNova, Inc. (the “Company”) held its 2026 annual meeting of stockholders on June 23, 2026 (the “Annual Meeting”). The Company filed its definitive proxy statement for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on April 29, 2026 (the “Proxy Statement”).

At the close of business on April 24, 2026, the record date of the Annual Meeting, the Company had 49,221,246 shares of common stock issued and outstanding. The holders of a total of 29,774,819 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a quorum of the issued and outstanding shares on the record date of the Annual Meeting.

Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting

(1)

To elect two Class I Directors nominee named below to serve until the 2029 Annual Meeting of stockholders and until his or her successor has been duly elected and qualified, or, if sooner, until his or her earlier death, resignation or removal. The named nominee was so elected, with the votes thereon at the Annual Meeting as follows:

Final Voting Results

Nominees	For	Against	Abstain	Broker Non-Vote
Hikedi Nagao	20,910,659	4,569,243	787,267	3,507,650
Nicole Lemerond	21,513,456	3,997,348	756,365	3,507,650

(2)

To ratify the selection of BDO USA, P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026. This proposal was approved, with the votes thereon at the Annual Meeting as follows:

Final Voting Results

For	Against	Abstain	Broker Non-Vote
26,697,794	1,911,245	1,165,780	-

(3)

To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from 100,000,000 to 247,000,000. This proposal was not approved as the Company did not receive “For” votes from the holders of a majority of the Company’s outstanding shares of Common Stock, with the votes thereon at the Annual Meeting as follows:

Final Voting Results

For	Against	Abstain	Broker Non-Vote
22,156,922	6,432,457	1,185,440	-

(4)

To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise, in connection with, one or more of the other proposals to be voted on in the Annual Meeting. This proposal was approved, with the votes thereon at the Annual Meeting as follows:

Final Voting Results

For	Against	Abstain	Broker Non-Vote
22,656,038	5,805,893	1,312,888	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

	By:	/s/ Yuichi Iwaki
Yuichi Iwaki President and Chief Executive Officer
Date: June 24, 2026